                           SCIOTO INVESTMENT COMPANY




                                 ANNUAL REPORT





                          YEAR ENDED DECEMBER 31, 2000

                           SCIOTO INVESTMENT COMPANY
                c/o 4561 Lanes End St., Columbus, OH 43220-4254


DIRECTORS: Stephen Kellough, Marilyn Brown Kellough, Donald C. Fanta, Kent K. Rinker, John Josephson, Paul D. Trott

OFFICERS: Stephen Kellough - Chairman, President, CEO, and Treasurer; Marilyn Brown Kellough - Vice President and Secretary

LEGAL COUNSEL: Porter, Wright, Morris & Arthur, LLP, Columbus, OH

AUDITOR: Deloitte & Touche LLP, Columbus, OH

Class A Common Stock Transfer Agent and Registrar: National City Bank, Stock Transfer Dept., Corp. Trust Operations, 4100 West 150th St., 3rd Floor, Cleveland, OH 44135-1385. Phone 1-800-622-6757


    U.S. Consumer
     Price Index
1971              3.3%
---------------------
1972              3.4
---------------------
1973              8.7
---------------------
1974             12.3
---------------------
1975              6.9
---------------------
1976              4.8
---------------------
1977              6.8
---------------------
1978              9.0
---------------------
1979             13.3
---------------------               Bond Portfolio                        Class A Common Stock Market
1980             12.4         Weighted Average Maturity                  Price per Share at December 31
---------------------       Term in Years at December 31                --------------------------------
1981              8.9       ----------------------------
---------------------
1982              3.8
---------------------                                                    Bid
1983              4.0                                                    ---
---------------------
1984              4.0
---------------------
1985              3.8                     7.1                            $ 7.00
-------------------------------------------------------------------------------
1986              1.1                     7.0                              7.50
-------------------------------------------------------------------------------
1987              4.4                     6.2                              7.50
-------------------------------------------------------------------------------
1988              4.4                     6.0                              8.20
-------------------------------------------------------------------------------
1989              4.7                     3.8                              9.00                  Asked
-------------------------------------------------------------------------------                  -----
1990              6.1                     3.3                             12.00
-------------------------------------------------------------------------------
1991              3.1                     3.0                             12.00                 $15.00
------------------------------------------------------------------------------------------------------
1992              2.9                     2.8                             11.50                  14.50
------------------------------------------------------------------------------------------------------
1993              2.8                     2.0                             11.00                  15.00
------------------------------------------------------------------------------------------------------
1994              2.7                     1.4                             12.00                  14.00
------------------------------------------------------------------------------------------------------
1995              2.5                     1.4                             11.50                  14.00
------------------------------------------------------------------------------------------------------
1996              3.3                     2.0                              8.00
------------------------------------------------------------------------------------------------------
1997              1.7                     1.4
---------------------------------------------
1998              1.6                     3.5
---------------------------------------------
1999              2.2                     4.0
---------------------------------------------
2000              3.4                     4.4
---------------------------------------------

                           SCIOTO INVESTMENT COMPANY
                             c/o 4561 LANES END ST.
                            COLUMBUS, OH 43220-4254



Dear Fellow Shareholders:

     Scioto Investment Company ("Scioto") earned net investment income of $0.48 per share for 2000 compared to $0.45 per share for 1999. Per share dividend distributions to shareholders for 2000 were $0.48, up from $0.44 for the prior year. Net asset value per share increased $0.42 to $17.12 at December 31, 2000, from $16.70 at December 31, 1999. Per share appreciation of investments was $0.42 in 2000 versus depreciation of $0.38 in 1999.

     The detailed financial information in this Report includes the Statements of Assets and Liabilities at page 6, Statements of Operations (p. 7), Schedules of Investments (pages 8 & 9), Statements of Changes in Net Assets (p. 10), and Financial Highlights (p. 12).

     We are pleased to announce that Joseph L. Churilla, Jr., CPA, MBA, has been nominated to stand for election as the seventh director of Scioto at the Annual Meeting of Shareholders to be held in Columbus on June 7, 2001. Mr. Churilla is Finance Manager for Wendy's International, Inc., and Adjunct Professor in the MBA program of Franklin University.

     Since 1976, Scioto has operated as a regulated investment company under the Internal Revenue Code and as a non-diversified closed-end management company under the Investment Company Act of 1940. The Company invests principally in federal income tax-exempt bonds of Ohio issuers which are rated "A" or better by Moody's Investors Service, Inc. before the effect of bond insurance coverage, if any.

     Scioto's dividend policy is to distribute virtually all of its net investment income each year as quarterly dividends which are exempt from federal income tax to its shareholders. This was the case for 2000, and it is expected that the same will hold true for 2001.

                              Sincerely,

                              SCIOTO INVESTMENT COMPANY




                              by /s/ STEPHEN KELLOUGH
                                --------------------------
                              Chairman, President, and CEO
                              May 3, 2001


                           SCIOTO INVESTMENT COMPANY
 Bond Listing Under the 5-25-50% Rule of Internal Revenue Code Sec. 851(b)(3)
                               December 31, 2000



Total Asset Value                                  $7,676,424

5% of Total Asset Value                            $  383,821
25% of Total Asset Value                           $1,919,106
50% of Total Asset Value                           $3,838,212

                                                      MARKET      PERCENTAGE OF TOTAL
BOND ISSUER                                           VALUE          ASSET VALUE

Cleveland, Ohio                                    $  647,510          8.44%

Dayton, Ohio G/O FGIC                                 298,614          3.89%
Dayton, Ohio G/O FGIC                                 297,294          3.87%
--------------------------------------------------------------------------------------
Total Dayton, Ohio G/O FGIC                           595,908          7.76%

Hilliard, Ohio CSD                                    314,943          4.10%
Hilliard, Ohio CSD                                    316,932          4.13%
--------------------------------------------------------------------------------------
Total Hilliard, Ohio CSD                              631,875          8.23%

Ohio State PUB FACS Commn. Higher                     302,610          3.94%
Ohio State PUB FACS Commn. Higher                     296,247          3.86%
Ohio State PUB FACS Commn. Higher                     197,768          2.58%
--------------------------------------------------------------------------------------
Total Ohio State PUB FACS Commn. Higher               796,625         10.38%

Ohio State Univ. Gen. RCPTS.                          944,901         12.31%

Total Percentage of Total Asset Value for the Above Listed Bonds: 47.12%

     SCIOTO INVESTMENT
     COMPANY
     Statement of Net Assets as of
     December 31, 2000 and 1999 and
     Statement of Operations, Changes in
     Net Assets and Financial Highlights
     for Each of the Five Years in the
     Period Ended December 31, 2000
     and Independent Auditors' Report

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of Scioto Investment Company:

We have audited the accompanying statements of net assets of Scioto Investment Company, including the schedules of investments, as of December 31, 2000 and 1999, and the related statements of operations and of changes in net assets, and the financial highlights for each of the five years in the period ended December 31, 2000. These financial statements and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation by correspondence with the custodian of securities owned at December 31, 2000 and 1999. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scioto Investment Company as of December 31, 2000 and 1999, and the results of its operations, the changes in its net assets, and the financial highlights for each of the five years in the period ended December 31, 2000 in conformity with accounting principles generally accepted in the United States of America.



February 9, 2001


SCIOTO INVESTMENT COMPANY

STATEMENTS OF NET ASSETS
DECEMBER 31, 2000 AND 1999
---------------------------------------------------------------------------------------------------------

                                                                       2000                 1999
ASSETS:
  Investments in money market funds and securities - at
    quoted market value (amortized cost, 2000 - $7,570,068;
    1999 - 47,583,929)                                              $7,631,930           $7,447,958
  Interest receivable                                                   37,005               38,250
  Cash                                                                   6,922                  673
  Prepaid expenses                                                         567                  583
                                                                    ----------           ----------
    Total assets                                                     7,676,424            7,487,464
                                                                    ----------           ----------
LIABILITIES:
  Accrued expenses - professional and transfer agent fees               10,638                8,724
                                                                    ----------           ----------
     Total liabilities                                                  10,638                8,724
                                                                    ----------           ----------
NET ASSETS (net assets value per common share based on
  447,950 common shares outstanding 2000 - $17.12;
  1999 - $16.70)                                                    $7,665,786           $7,478,740
                                                                    ==========           ==========

See notes to financial statements.

SCIOTO INVESTMENT  COMPANY

SCHEDULES OF INVESTMENTS
DECEMBER 31, 2000 AND 1999

                                                   ---------------------------------------------------------------------------------
                                                                                        DECEMBER 31, 2000
                                                   ---------------------------------------------------------------------------------
                                                                 MOODY'S
                                                                INVESTORS
                                                  MOODY'S        SERVICE,
                                                 INVESTORS         INC.          YIELD TO
                                                  SERVICE,         BOND          MATURITY
                                                    INC.          RATING        (BASED ON
                                                    BOND          BEFORE          QUOTED      COUPON
NAME OF ISSUER AND                                 RATING        INSURANCE        MARKET     INTEREST     DUE      PRINCIPAL
  TITLE OF ISSUE                                 (UNAUDITED)    (UNAUDITED)       VALUE)       RATE      DATE       AMOUNT
UNAFFILIATED MONEY MARKET FUNDS:
  Cardinal Government Securities Trust                                            5.90 %       5.90 %   Demand     $      163
  Cardinal Tax-Exempt Money Fund                                                  3.58 %       3.58 %   Demand      1,230,271
                                                                                                                   ----------
           Total unaffiliated money market funds                                                                    1,230,434
                                                                                                                   ----------
UNAFFILIATED MUNICIPAL BONDS:
  Akron, Ohio Sewer Systems                          Aaa            NR             4.00        4.000    12/1/01       200,000
  Barberton, Ohio City School District (CSD)         Aaa            A3             4.33        4.350    11/1/04       300,000
  Big Walnut, Ohio Local School District (LSD)       Aaa            NR             4.20        4.200    12/1/01       100,000
  Cincinnati, Ohio                                   Aa1            NR             4.87        5.125    12/1/06       255,000 (1)
  Cleveland, Ohio                                    Aaa            A1             3.71        3.700    10/1/01       650,000
  Columbus, Ohio Mun. Airport                        Aaa            A2             4.47        4.500     1/1/03       200,000
  Dayton, Ohio G/O FGIC                              Aaa            A2             3.61        3.600    12/1/01       300,000
  Dayton, Ohio G/O FGIC                              Aaa            A2             3.68        3.650    12/1/02       300,000 (2)
  Hamilton County, Ohio Sewer System                 Aaa            A3             6.21        6.400    12/1/05       125,000
  Hamilton County, Ohio Waste Water System           Aaa            NR             4.28        4.300   10/15/04       200,000
  Hilliard, Ohio CSD                                 Aa2            NR             4.92        5.150    12/1/07       300,000 (1)
  Hilliard, Ohio CSD                                 Aa2            NR             4.90        5.200    12/1/08       300,000 (1)
  Lebanon, Ohio Mtg. Swr. Sys. Rev.                  Aaa            A1             4.00        4.000    12/1/01       100,000 (1)
  Lockland, Ohio CSD                                 Aaa            A2             4.68        4.800    12/1/04       200,000 (1)
  Mahoning County Ohio Ref-Ser B                     Aaa            A3             4.46        4.500    12/1/03       300,000 (1)
  Montgomery County, Ohio Beaver Creek Sewer         Aaa            NR             4.87        4.900     9/1/01       200,000
  Ohio State PUB FACS Commn. Higher                  Aaa            Aa2            4.46        4.500    12/1/03       300,000
  Ohio State PUB FACS Commn. Higher                  Aaa            Aa2            4.05        4.000     6/1/06       300,000
  Ohio State PUB FACS Commn. Higher                  Aaa            Aa2            4.14        4.100     6/1/07       200,000
  Ohio State Univ. Gen. RCPTS.                       (3)            NR             4.76        5.000    12/1/09       900,000
  University of Cincinnati, Ohio                     Aaa            A1             4.36        4.400    12/1/05       300,000 (2)
  Warrensville, Ohio                                 Aaa            A1             4.72        4.850    12/1/05       170,000 (1)
  Wooster, Ohio CSD                                  Aaa            NR             4.28        4.300    12/1/02       100,000
  Napoleon, Ohio CSD                                                                                    12/1/00               (2)
  Dublin, Ohio CSD                                                                                      12/1/00               (2)
  Dublin, Ohio LSD                                                                                      12/1/00               (2)
  Liberty, Ohio                                                                                         12/1/00               (2)
  Delaware County, Ohio Sewer District                                                                  12/1/00               (2)
  Clermont County, Ohio Hospital FACS                                                                    9/1/00               (2)
                                                                                                                   ----------
          Total unaffiliated municipal bonds                                                                        6,300,000
                                                                                                                   ----------
TOTAL                                                                                                              $7,530,434
                                                                                                                   ==========



                                                  ---------------------------------------------------------------------------------
                                                                                  DECEMBER 31, 2000
                                                  ---------------------------------------------------------------------------------



                                                                                              % OF TOTAL
                                                                                              PORTFOLIO
                                                     ANNUAL                                   (BASED ON)
                                                     COUPON                      QUOTED         QUOTED
NAME OF ISSUER AND                                  INTEREST     AMORTIZED       MARKET         MARKET
  TITLE OF ISSUE                                     INCOME        COST          VALUE          VALUE)
UNAFFILIATED MONEY MARKET FUNDS:
  Cardinal Government Securities Trust              $     10    $      163     $      163
  Cardinal Tax-Exempt Money Fund                      44,044     1,230,271      1,230,271        16.12%
                                                    --------    ----------     ----------      -------
           Total unaffiliated money market funds      44,054     1,230,434      1,230,434        16.12
                                                    --------    ----------     ----------      -------
UNAFFILIATED MUNICIPAL BONDS:
  Akron, Ohio Sewer Systems                            8,000       200,000        199,796         2.62
  Barberton, Ohio City School District (CSD)          13,050       300,000        301,143         3.95
  Big Walnut, Ohio Local School District (LSD)         4,200       100,000        100,069         1.31
  Cincinnati, Ohio                                    13,069       260,156        268,074         3.51
  Cleveland, Ohio                                     24,050       651,625        647,510         8.48
  Columbus, Ohio Mun. Airport                          9,000       200,710        201,298         2.64
  Dayton, Ohio G/O FGIC                               10,800       300,236        298,614         3.91
  Dayton, Ohio G/O FGIC                               10,950       300,367        297,294         3.90
  Hamilton County, Ohio Sewer System                   8,000       132,083        128,671         1.69
  Hamilton County, Ohio Waste Water System             8,600       200,000        200,476         2.63
  Hilliard, Ohio CSD                                  15,450       306,011        314,943         4.13
  Hilliard, Ohio CSD                                  15,600       306,716        316,932         4.15
  Lebanon, Ohio Mtg. Swr. Sys. Rev.                    4,000        99,645         99,862         1.31
  Lockland, Ohio CSD                                   9,600       200,684        204,806         2.68
  Mahoning County Ohio Ref-Ser B                      13,500       301,633        302,610         3.97
  Montgomery County, Ohio Beaver Creek Sewer           9,800       201,772        201,046         2.63
  Ohio State PUB FACS Commn. Higher                   13,500       306,755        302,610         3.97
  Ohio State PUB FACS Commn. Higher                   12,000       300,000        296,247         3.88
  Ohio State PUB FACS Commn. Higher                    8,200       201,075        197,768         2.59
  Ohio State Univ. Gen. RCPTS.                        45,000       896,252        944,901        12.38
  University of Cincinnati, Ohio                      13,200       301,861        302,238         3.96
  Warrensville, Ohio                                   8,245       170,720        174,333         2.28
  Wooster, Ohio CSD                                    4,300       101,333        100,255         1.31
  Napoleon, Ohio CSD
  Dublin, Ohio CSD
  Dublin, Ohio LSD
  Liberty, Ohio
  Delaware County, Ohio Sewer District
  Clermont County, Ohio Hospital FACS
                                                    --------    ----------     ----------        ------
          Total unaffiliated municipal bonds         282,114     6,339,634      6,401,496         83.88
                                                    --------    ----------     ----------        ------
TOTAL                                               $326,168    $7,570,068     $7,631,930        100.00%
                                                    ========    ==========     ==========        ======



                                                  ---------------------------------------------------------------------------------
                                                                                  DECEMBER 31, 2000
                                                  ---------------------------------------------------------------------------------



                                                                                                             % OF TOTAL
                                                                                                              PORTFOLIO
                                                                                                             (BASED ON)
                                                                                                QUOTED         QUOTED
NAME OF ISSUER AND                                     PRINCIPAL          AMORTIZED             MARKET         MARKET
  TITLE OF ISSUE                                        AMOUNT              COST                VALUE          VALUE)
UNAFFILIATED MONEY MARKET FUNDS:
  Cardinal Government Securities Trust                 $      156         $      156           $      156
  Cardinal Tax-Exempt Money Fund                        1,486,020          1,486,020            1,486,020           19.95%
                                                       ----------         ----------           ----------         -------
           Total unaffiliated money market funds        1,486,176          1,486,176            1,486,176           19.95
                                                       ----------         ----------           ----------         -------
UNAFFILIATED MUNICIPAL BONDS:
  Akron, Ohio Sewer Systems                               200,000            200,000              198,256            2.66
  Barberton, Ohio City School District (CSD)              300,000            300,000              292,812            3.93
  Big Walnut, Ohio Local School District (LSD)            100,000            100,000               99,541            1.34
  Cincinnati, Ohio
  Cleveland, Ohio                                         650,000            653,792              639,951            8.59
  Columbus, Ohio Mun. Airport                             200,000            201,066              197,844            2.66
  Dayton, Ohio G/O FGIC                                   300,000            300,493              294,549            3.96
  Dayton, Ohio G/O FGIC                                   400,000            400,745              387,352            5.20
  Hamilton County, Ohio Sewer System                      125,000            129,082              130,530            1.75
  Hamilton County, Ohio Waste Water System                200,000            200,000              194,682            2.61
  Hilliard, Ohio CSD
  Hilliard, Ohio CSD
  Lebanon, Ohio Mtg. Swr. Sys. Rev.
  Lockland, Ohio CSD
  Mahoning County Ohio Ref-Ser B
  Montgomery County, Ohio Beaver Creek Sewer              200,000            204,133              201,432            2.71
  Ohio State PUB FACS Commn. Higher                       300,000            309,071              297,567            4.00
  Ohio State PUB FACS Commn. Higher                       300,000            300,000              277,911            3.73
  Ohio State PUB FACS Commn. Higher                       200,000            201,242              184,012            2.47
  Ohio State Univ. Gen. RCPTS.                            900,000            895,832              884,097           11.87
  University of Cincinnati, Ohio                          400,000            402,239              386,900            5.20
  Warrensville, Ohio
  Wooster, Ohio CSD                                       100,000            102,028               99,094            1.34
  Napoleon, Ohio CSD                                      100,000            100,000               99,953            1.34
  Dublin, Ohio CSD                                        150,000            151,572              151,547            2.03
  Dublin, Ohio LSD                                        200,000            204,886              205,384            2.76
  Liberty, Ohio                                           100,000            100,000              100,047            1.34
  Delaware County, Ohio Sewer District                    340,000            340,292              337,103            4.52
  Clermont County, Ohio Hospital FACS                     300,000            301,280              301,218            4.04
                                                       ----------         ----------           ----------         -------
          Total unaffiliated municipal bonds            6,065,000          6,097,753            5,961,782           80.05
                                                       ----------         ----------           ----------         -------
TOTAL                                                  $7,551,176         $7,583,929          $7,447,958           100.00%
                                                       ==========         ==========           ==========         =======

Ratings shown have not been audited by Deloitte & Touche LLP.
(1) Total principal amount of 2000 purchases - $1,625,000.
(2) Total principal amount of 2000 maturities - $1,390,000.
(3) Not rated

See notes to financial statements.

SCIOTO INVESTMENT COMPANY

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2000, 1999, 1998, 1997, AND 1996
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      YEAR ENDED DECEMBER 31,
                                                                ------------------------------------------------------------------
                                                                    2000         1999         1998           1997           1996
INVESTMENT INCOME:
  Nontaxable interest (net of excess of bond
    premium amortization over discount accretion,
    2000 - $15,289; 1999 - $27,088; 1998 - $26,421;
    1997 - $30,280; 1996 - $21,513) (Note 1)                    $  313,998   $  280,559   $  303,234     $  311,905     $  319,450
  Taxable interest                                                                                 2              6              6
                                                                ----------   ----------   ----------     ----------     ----------
           Total investment income                                 313,998      280,559      303,236        311,911        319,456
                                                                ----------   ----------   ----------     ----------     ----------
OPERATING EXPENSES:
  Professional services:
    Accounting and bookkeeping                                      17,770       18,320       16,775         17,840         16,245
    Audit and tax                                                   23,455       23,582       17,793         13,479         14,800
    Legal                                                           20,462       16,149       13,010         20,411         11,101
  Transfer agent fees                                                5,529        8,428        4,705          7,352          7,135
  Directors' fees                                                   12,000       11,750        9,000          9,500          8,500
  Miscellaneous                                                     21,407        5,225        4,285          4,863          3,631
                                                                ----------   ----------   ----------     ----------     ----------
           Total operating expenses                                100,623       83,454       65,568         73,445         61,412
                                                                ----------   ----------   ----------     ----------     ----------
NET INVESTMENT INCOME                                              213,375      197,105      237,668        238,466        258,044
                                                                ----------   ----------   ----------     ----------     ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS -
  Unrealized appreciation (depreciation) of
    investments                                                    189,135     (168,785)      13,298         (1,132)       (22,324)
                                                                ----------   ----------   ----------     ----------     ----------
           Net gain (loss) on investments                          189,135     (168,785)      13,298         (1,132)       (22,324)
                                                                ----------   ----------   ----------     ----------     ----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $  402,510   $   28,320   $  250,966     $  237,334     $  235,720
                                                                ==========   ==========   ==========     ==========     ==========


See notes to financial statements.

SCIOTO INVESTMENT COMPANY

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2000, 1999, 1998, 1997, AND 1996
------------------------------------------------------------------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------------
                                                              2000           1999          1998          1997          1996
INCREASE IN NET ASSETS:
  Operations:
    Investment income - net                               $  213,375     $  197,105    $  237,668    $  238,466    $  258,044
    Realized and unrealized appreciation
      (depreciation) of investments                          189,135       (168,785)       13,298        (1,132)      (22,324)
                                                          ----------     ----------    ----------    ----------    ----------
            Increase in net assets resulting from
              operations                                     402,510         28,320       250,966       237,334       235,720

DIVIDENDS TO SHAREHOLDERS FROM INVESTMENT
   INCOME - Net                                             (215,464)      (197,098)     (234,726)     (236,518)     (258,019)
                                                          ----------     ----------    ----------    ----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      187,046       (168,778)       16,240           816       (22,299)

NET ASSETS AT BEGINNING OF YEAR                            7,478,740      7,647,518     7,631,278     7,630,462     7,652,761
                                                          ----------     ----------    ----------    ----------    ----------
NET ASSETS AT END OF YEAR (Including undistributed net
  investment income, 2000 - $187,980; 1999 - $190,069;
  1998 - $190,062; 1997 - $187,120; 1996 - $185,172)      $7,665,786     $7,478,740    $7,647,518    $7,631,278    $7,630,462
                                                          ==========     ==========    ==========    ==========    ==========

See notes to financial statements.

SCIOTO INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2000, 1999, 1998, 1997 AND 1996
--------------------------------------------------------------------------------

1. ACCOUNTING POLICIES

   ORGANIZATION - The Company was incorporated in 1933 in Ohio. In September 1976 the Company registered under the Investment Company Act of 1940 and presently operates as a non-diversified, closed-end management company. See
   Note 3 regarding sale of Company assets on August 30, 1976, change of business and name.

   SECURITY VALUATION - Investments in municipal bonds are stated at the bid price as of the end of the year. The bid price (used to determine quoted market value in the accompanying schedule of investments) is determined from written quotations received from a reputable broker. Investments in money market funds are stated at cost which equals market value. At December 31, 2000, unrealized depreciation of investments of $61,861 consisted of $87,297 of unrealized gains and $25,436 of unrealized losses. Amortized cost of investments is the same for Federal income tax purposes.

   SECURITY TRANSACTIONS - Security transactions are accounted for on the trade date. Purchases and sales (including maturities) of investments, excluding money market funds, for the year ended December 31, 2000 were $1,625,000 and $1,390,000, respectively. Cost of securities sold is determined using the identified amortized cost basis.

   USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
   Actual results could differ from those estimates.

   FEDERAL INCOME TAX - The Company's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, principally Sections 851 and 852 of Subchapter M, and to annually distribute substantially all of its investment income to its shareholders; accordingly, no Federal income tax provision is required on net investment income. Realized capital gains are subject to Federal income tax at regular corporate capital gains tax rates. Realized capital losses can only be used to offset capital gains.

   The Tax Reform Act of 1984 permits certain regulated investment companies to be personal holding companies as defined in Section 542 of the Internal Revenue Code. The Company will be able to retain regulated investment company status for Federal income tax purposes even if it is a personal holding company. As a personal holding company, the Company is permitted to invest in taxable investments. If, at the close of each quarter of its taxable year, at least 50 percent of the value of the total assets of the Company consist of tax exempt obligations, a pro-rata portion of the Company's distributions will qualify as exempt interest dividends.

   INCOME AND EXPENSE RECOGNITION - Interest income and related expenses are recognized on the accrual basis. Amortization of bond premiums and accretion of bond discounts, calculated by the straight-line method, are charged or credited against interest income over the term of the bond.

2. FINANCIAL HIGHLIGHTS

   Selected data for each of the 447,950 common shares of Scioto Investment Company outstanding for each of the five years in the period ended December 31, 2000 is as follows:


      PER SHARE DATA:                          2000          1999          1998          1997          1996
Net asset value at
  beginning of year                          $16.70        $17.07        $17.04        $17.03        $17.08
Income from investment
  operations:
  Investment income (bond interest)            0.70          0.63          0.68          0.69          0.71
  Operating expenses                          (0.22)        (0.18)        (0.15)        (0.16)        (0.13)
                                             ------        ------        ------        ------        ------
  Net investment income                        0.48          0.45          0.53          0.53          0.58
Unrealized and realized gain
  (loss) on investments                        0.42         (0.38)         0.03           .00         (0.05)
                                             ------        ------        ------        ------        ------
        Total from investment
          operations                           0.90          0.07          0.56          0.53          0.53
                                             ------        ------        ------        ------        ------
Distributions to shareholders
  (dividends)                                 (0.48)        (0.44)        (0.53)        (0.52)        (0.58)
                                             ------        ------        ------        ------        ------
Net asset value at end of year               $17.12        $16.70        $17.07        $17.04        $17.03
                                             ======        ======        ======        ======        ======
Total return (aggregate)                       5.38 %        0.37 %        3.29 %        3.11 %        3.08 %

RATIOS TO AVERAGE
  NET ASSETS:                           2000              1999              1998              1997              1996
Operating expenses                      1.31%             1.12%             0.86%             0.96%             0.80%
Net investment income                   2.78%             2.64%             3.11%             3.13%             3.38%

SUPPLEMENTAL DATA:

Net assets at end
  of year                         $7,665,786        $7,478,740        $7,647,518        $7,631,278        $7,630,462

Number of shares
  outstanding at end
  of year                            447,950           447,950           447,950           447,950           447,950

Portfolio turnover rate                21.07%            19.60%            52.86%            16.97%            50.96%

3. SALE OF COMPANY ASSETS, CHANGES IN BUSINESS, AND LEASE LIABILITIES
   UNDERTAKING

   Prior to August 30, 1976, the Company operated a chain of 54 supermarkets and 12 discount department stores in Ohio, West Virginia, and Kentucky in leased premises. On June 30, 1976, the Company and each of its subsidiaries (the "Company") entered into an Agreement of Sale, pursuant to which substantially all of the assets of the Company were sold for $33.00 per Class A and Class B common share cash and assumption of all of the liabilities of the Company, however, the Company remains contingently liable for non-cancelable leases entered into previously that are still in effect. The Company would only be required to make payments under these leases in the event of non-payment of rent by the existing tenant, The Penn Traffic Company ("Penn" a Delaware Corporation, Federal ID #25-0716800, which acquired the Big Bear Stores Company, a Delaware Corporation, Federal ID #31-0888208), during an existing exercised option period.

   Subsequent to the sale consummation on August 30, 1976, the Company's subsidiaries were liquidated and merged into the Company, and the Company's name was changed from Big Bear Stores Company, an Ohio corporation (Federal ID #31-4128470), to Scioto Investment Company, an Ohio corporation (no change in Federal ID #).

   As indicated above, the Company remains contingently liable for non-cancelable leases entered into prior to the date of sale of substantially all of the assets of the Company on August 30, 1976. At December 31, 2000, the remaining minimum future lease rental commitments during the non-cancelable lease terms are approximately $3,087,000 ($2,940,000 at December 31, 1999) and the total of the non-cancelable leases plus total option periods minimum future lease rental commitments are approximately $11,507,000 ($13,840,000 at December 31, 1999), before considering any offsetting rental income the Company might receive if the Company subsequently directly leases the property to other parties. These non-cancelable leases require approximately $700,000 ($770,000 at December 31, 1999) in annual minimum rentals at December 31, 2000.

   In December 1998 Penn defaulted on its debt obligations. Subsequently, Penn reached an agreement with its creditors and implemented the restructuring plan. Based upon the current circumstances and available information, no losses have been recorded by the Company or any claims submitted to the Company. Penn Traffic filed a Chapter 11 bankruptcy petition in U.S. Bankruptcy Court in Delaware on March 1, 1999 and completed the process emerging from Chapter 11 on June 29, 1999. Penn Traffic's Chapter 11 restructuring enabled it to cancel $1.13 billion of debt in exchange for:
   $100 million of new senior notes; new shares of common stock; and warrants to purchase common stock. None of the leases as to which the Company could have any contingent liability were rejected in the Chapter 11 reorganization.

4. COMMON SHARES

   The status of common shares, stated value of $66 per share, at December 31, 2000 follows:


                                                PAR           SHARES
TITLE                                          VALUE        AUTHORIZED       OUTSTANDING
    Class A                                  $.0066-2/3     4,000,000          108,800
    Class B                                  $.0066-2/3     1,000,000          339,150

   On July 29, 1981, the shareholders approved a 25 for 1 reverse stock split (this adjusted the post reverse split June 30, 1976 equivalent purchase price to $825 per share) which was effective August 3, 1981 and fractioned shares were purchased (total of $119,950) by the Company at the rate of $23.30 per pre-reverse split share based on the June 30, 1981 book value per share.

   On December 13, 1989, the shareholders approved an amendment to the Articles of Incorporation to increase the authorized number, and reduce the par value, of the Company's common shares and to eliminate provisions relating to the authorization of prior preferred stock and preferred stock. A 50-for-1 stock split, effective on December 14, 1989 (this adjusted the post split June 30, 1976 equivalent purchase price to $16.50 per share), was approved by the shareholders. Each share of Class A stock is entitled to one vote and each share of Class B stock is entitled to ten votes.

                                     ******